Note28 - Developments concerning cancelled title deeds in Saudi Steel Pipe Company	12 Months Ended
Dec. 31, 2025
Note 28 - Developments concerning cancelled title deeds in Saudi Steel Pipe Company
Note 28 - Developments concerning cancelled title deeds in Saudi Steel Pipe Company

28        Developments concerning cancelled title deeds in Saudi Steel Pipe Company

In early 2021, the Company learned through the Saudi Ministry of Justice’s online portal that the electronic title deeds to certain land plots of its Saudi Arabian subsidiary SSPC had become inactive due to cancellation by court order. The affected land plots, which were not part of SSPC’s production facility and have a total surface of 811,284 square meters, are located in Dammam, Saudi Arabia, and were purchased on February 2010, pursuant to a written purchase agreement duly executed by SSPC in full compliance with the laws of the Kingdom of Saudi Arabia. The land purchase transaction occurred before Tenaris’s acquisition of a 47.79% interest in SSPC in 2019.

On April 28, 2025, SSPC concluded a settlement with the sellers of the land plots purchased in 2010. Pursuant to the settlement, the land purchase transaction was unwound, and the sellers paid an aggregate amount of SAR211 million (or approximately $56.2 million) in cash. Additionally, the sellers released SSPC from any claim on the lands or its title deeds and assumed all rights and obligations related to the pending petition.